SUMMARY PROSPECTUS

January 31, 2023, as amended on February 3, 2023

Israel Common Values Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at fund.timothyplan.com or icv-ac.timothyplan.com. You can also get this information at no cost by calling 800-846-7526 or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated January 31, 2023, as amended on February 3, 2023.

Investment Objective

The investment objective of this Fund is to provide you with long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Timothy Plan Funds. More information about these and other discounts is available from your financial professional and in “How to Reduce Your Sales Charge” on page 93 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 45 of the Funds’ Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C
Maximum sales charge (load) imposed on purchases (as % of offering price)	5.50%	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds) (1) (2)	None	1.00%
Redemption fees	None	None
Exchange fees	None	None

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fee	1.00%	1.00%
Distribution/Service (12b-1 Fees)	0.25%	1.00%
Other Expenses	0.47%	0.47%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.72%	2.47%

(1)	For purchases in excess of $1mm dollars in Class A shares, the Trust’s Distributor, Timothy Partners, Ltd., will pay a finders’ fee to brokers as follows: 1% on purchases of shares of the Funds in amounts from $1 million to $2 million, 0.75% on the next $1 million, 0.50% on the next $2 million, and 0.25% on all amounts in excess of $5 million. In such cases, those purchases will be subject to a contingent deferred sales charge of 1% for 18 months after the date of purchase.
(2)	For Class C shares, a one percent (1%) contingent deferred sales charge is imposed on shares liquidated within the first thirteen months after purchase.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class C (with redemption)	Class C (without redemption)
1 Year	$715	$350	$250
3 Years	$1,062	$770	$770
5 Years	$1,432	$1,316	$1,316
10 Years	$2,469	$2,806	$2,806

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

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Principal Investment Strategies

◾	The Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

◾	The Fund invests using a growth investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

◾	The Fund invests its assets in companies which the Fund’s Investment Manager believes show a high probability for superior growth. Companies that meet or exceed specific criteria established by the Manager in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under the Manager’s investment criteria.

◾	The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.

◾	The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or unbiblical lifestyles.

Principal Risks of Investing in the Fund

The Fund’s investments are subject to the following principal risks:

General Risk. As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day-to-day, and when you sell your shares, they may be worth less than you paid for them.

Stock Market Risk. The Fund is an equity fund, so it is subject to the risks inherent in the stock market in general. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these price cycles can be pronounced and last for a long time.

Issuer-Specific Risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Country-Specific Risk. The Fund invests in Israeli securities, and Israel is subject to unique political and economic risks. As a result, Israeli securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The Fund’s investments in the securities of Israel may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies or funds that invest across a larger spectrum of the foreign market. This is because the securities market in Israel is relatively small, with a limited number of companies representing a smaller number of industries. Israeli issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country.

Currency Risk. Because the securities represented by ADRs are foreign stocks denominated in non-U.S. currency, there is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities.

Larger Company Investing Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Smaller Company Investing Risk. Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a fund wants to sell a large quantity of a small-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

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Excluded Security Risk. Because the Fund does not invest in Excluded Securities and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other funds that invest in a broader array of securities.

Growth Risk. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Investing In Other Funds Risk. The Fund invests in the securities of other investment companies. To the extent that the Fund invests in other mutual funds, exchange traded funds and other commingled funds, it will indirectly bear the expenses of those funds, which will cause the Fund’s return to be lower.

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Past performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad-based index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date returns are available on the Fund’s website at fund.timothyplan.com, or by calling the Fund at (800) 846-7526.

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31)

Best Quarter	Worst Quarter
Dec-20	Mar-20
26.34%	-22.78%

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Average Annual Total Returns

(for periods ending on December 31, 2022)

Israel Common Values	Class A (3)			Class C
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year
Return before taxes	-30.01%	5.28%	7.18%	-27.22%	5.68%	6.97%
Return after taxes on distributions (1)	-30.01%	5.25%	6.87%	-27.22%	5.64%	6.69%
Return after taxes on distributions and sale of shares (1)	-17.76%	4.16%	5.69%	-16.11%	4.44%	5.51%
Israel TA-125 Index (2) (reflects no deduction for fees, expenses or taxes)	-22.04%	5.57%	6.26%	-22.04%	5.57%	6.26%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The TA-125 Index is TASE’s most significant index and considered as the Israel Economy Benchmark Index. TA-125 financial products are the most popular among TASE Indices. The index consists the 125 shares with the highest market capitalization that are included in the TA-35 and TA-90 indices.

(3)	Class A share returns reflect the assessment of the maximum front-end sales load on the first business day of the year.

Investment Advisor

Timothy Partners, Ltd.

Sub-Advisor

Eagle Global Advisors, LLC (“Eagle”) serves as the Investment Manager to the Fund.

Portfolio Managers

Edward R. Allen, III, PHD, CFA, Senior Partner; Steven S. Russo, Senior Partner, Brian S. Quattrucci, CFA, Senior Vice President; and John F Gualy, CFA, Senior Partner, of Eagle, have served the Fund since its inception on October 12, 2011.

Purchase and Sale of Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000, or $50 through monthly systematic investment plan accounts. There is no minimum subsequent investment amount. There are no minimums for purchases or exchanges through employer-sponsored retirement plans, IRAs, or other qualified plans. The Fund shares are redeemable on any business day by contacting your financial advisor, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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